UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   May 14, 2003

InfoTech USA, Inc. (formerly SysComm International Corporation)

(Exact name of registrant as specified in its charter)

Delaware	000-22693	11-2889809

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)
7 Kingsbridge Road, Fairfield, New Jersey	07004

(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:          (973) 227-8772

Item 7.     Financial Statements And Exhibits

        (c)      Exhibits.

99.1	Certifications by Chief Executive Officer and Chief Financial Officer of the Registrant pursuant to Sarbanes-Oxley Act of 2002.

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SYSCOMM INTERNATIONAL CORPORATION (Registrant)

Date: May 14, 2003	By:	/s/ J. Robert Patterson
J. Robert Patterson Chief Financial Officer